EXHIBIT 10.2
     WAIVER dated as of May __. 2011 (this “Waiver”), to the Seventh Amended and Restated Credit Agreement dated as of December 21, 2009 (the “Credit Agreement”), among TRW Automotive Holdings Corp., TRW Automotive Intermediate Holdings Corp., TRW Automotive Inc. (f/k/a TRW Automotive Acquisition Corp.) (the “U.S. Borrower”), the Foreign Subsidiary Borrowers party thereto (together with the U.S. Borrower, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A. (f/k/a JPMorgan Chase Bank), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders, and Bank of America, N.A., as syndication agent.
     WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers;
     WHEREAS, the U.S. Borrower has informed the Lenders that it desires to waive compliance by the U.S. Borrower with certain provisions of the Credit Agreement in order to permit the U.S. Borrower (a) to terminate the 2012 U.S. Revolving Facility Commitments (such term and each other capitalized term used but not defined herein having the meaning assigned to such term in the Credit Agreement) ratably among the Lenders in accordance with their respective 2012 U.S. Revolving Facility Commitments, without reducing the 2014 U.S. Revolving Facility Commitments, and (b) to terminate the 2012 Global Revolving Facility Commitments ratably among the Lenders in accordance with their respective 2012 Global Revolving Facility Commitments, without reducing the 2014 Global Revolving Facility Commitments; and
     WHEREAS, the undersigned Lenders and the Administrative Agent are willing so to waive compliance by the U.S. Borrower with certain provisions of the Credit Agreement on the terms and subject to the conditions set forth herein;
     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
     SECTION 1. Waiver. The Required Lenders hereby waive compliance by the U.S. Borrower with the provisions of Section 2.08(c) of the Credit Agreement to the extent, and only to the extent, necessary to permit the U.S. Borrower (a) to terminate the 2012 U.S. Revolving Facility Commitments ratably among the Lenders in accordance with their respective 2012 U.S. Revolving Facility Commitments, without reducing the 2014 U.S. Revolving Facility Commitments, (b) to terminate the 2012 Global Revolving Facility Commitments ratably among the Lenders in accordance with their respective 2012 Global Revolving Facility Commitments, without reducing the 2014 Global Revolving Facility Commitments and (c) to notify the Administrative Agent of the terminations described in clauses (a) and (b) above less than three Business Days prior to the effective date thereof. Pursuant to Section 2.05(d) of the Credit Agreement, upon the termination of the 2012 U.S. Revolving Facility Commitments, the participations in

Letters of Credit granted to and acquired by the 2012 U.S. Revolving Facility Lenders shall be reallocated to the 2014 U.S. Revolving Facility Lenders ratably in accordance with such 2014 U.S. Revolving Facility Lenders’ respective U.S. Revolving Facility Percentages determined after giving effect to the termination of the 2012 U.S. Revolving Facility Commitments.
     SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Waiver, each of Holdings, Intermediate Holdings and the Borrowers hereby represents and warrants to the Administrative Agent and to each of the Lenders that, after giving effect to this Waiver:
     (a) The representations and warranties of each Loan Party contained in any Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
     (b) No Event of Default or Default has occurred and is continuing.
     SECTION 3. Conditions to Effectiveness. This Waiver shall become effective on the date (the “Effective Date”) on which the Administrative Agent shall have received counterparts of this Waiver that, when taken together, bear the signatures of Holdings, Intermediate Holdings, the Borrowers and the Required Lenders.
     SECTION 4. Credit Agreement. Except as specifically amended or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as amended or modified hereby. This Waiver shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
     SECTION 5. APPLICABLE LAW. THIS WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     SECTION 6. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS WAIVER. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS WAIVER BY, AMONG OTHER

THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.
     SECTION 7. Counterparts. This Waiver may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 3 hereof. Delivery of an executed signature page to this Waiver by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually signed counterpart of this Waiver.
     SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Waiver and are not to affect the construction of, or to be taken into consideration in interpreting, this Waiver.
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          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first written above.

TRW AUTOMOTIVE HOLDINGS CORP.,

by
Name:	Joseph S. Cantie
Title:	Executive Vice President and Chief Financial Officer

TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP.,

by
Name:	Joseph S. Cantie
Title:	Vice President and Chief Financial Officer

TRW AUTOMOTIVE INC.,

by
Name:	Joseph S. Cantie
Title:	Executive Vice President and Chief Financial Officer

LUCAS INDUSTRIES LIMITED,

by
Name:	Peter R.Rapin
Title:	Director

TRW SYSTEMS LIMITED,

by
Name:	Peter R.Rapin
Title:	Director

TRW BRAKING SYSTEMS POLSKA SP. Z O.O.,

by
Name:	Juergen Baro Piza
Title:	Director

TRW POLSKA SP. Z O.O,

by
Name:	Krzysztof Szwedkowicz
Title:	Director

TRW STEERING SYSTEMS POLAND SP. Z O.O,

by
Name:	Anthony Bassett
Title:	Director

TRW AUTOMOTIVE GMBH,

by
Name:	Reinhard Lechner
Title:	Managing Director

TRW DEUTSCHLAND HOLDING GMBH,

by
Name:	Reinhard Lechner
Title:	Managing Director

JPMORGAN CHASE BANK, N.A.(f/k/a
JPMORGAN CHASE BANK), Individually
and as Administrative Agent,

by

Name:
Title: